                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 27, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                  75-2561085
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      (State or Other              (Commission               (IRS Employer
Jurisdiction of Incorporation)     File Number)           Identification No.)

  122 W. John Carpenter Freeway, Suite 450, Irving, Texas         75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 717-7969
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 |_|  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

 |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

 |_|  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

 |_|  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 27,  2007,  FIRSTPLUS  Financial  Group,  Inc.  (the  "Company")
entered  into  an  indemnification  agreement  with  each of its  directors  and executive officers (collectively,  the "Indemnification Agreements") whereby the
Corporation  is to  indemnify  each such  person  from and  against  any and all judgments,  fines,  penalties,  excise taxes and amounts paid in  settlement  or incurred  by such  person for or as a result of action  taken or not taken while such  director was acting in his capacity as a director or executive  officer of the Corporation.

      The  foregoing  description  of  the  Indemnification  Agreements  is  not complete  and is  qualified in its entirety by reference to the full text of the
Indemnification  Agreements.  A "form  of"  the  Indemnification  Agreements  is attached hereto as Exhibit 10.1.

ITEM 5.02.  DEPARTURE   OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT   OF   CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      The Company  regrets to announce  the passing of the Chairman of its Board of Directors, Harold Garber. On behalf of the directors,  officers and employees of the Company,  the Company  would like to thank Mr.  Garber for his service to the Company.

      In order to fill the vacancy on the Board of Directors left by the passing of Mr.  Garber,  on August 27,  2007,  Roger S. Meek was elected to the Board of
Directors and Robert O'Neal was elected Chairman of the Board of Directors.

      On  August  27,  2007,  the  Board of  Directors  appointed  Messrs.  Meek
(Chairman) and O'Neal to its newly formed Audit Committee and appointed  Messrs.
Meek (Chairman) and O'Neal to its newly formed Compensation Committee.

      On August 27, 2007, the Company entered into an employment  agreement with
John  Maxwell,  the  Company's  Chief  Executive  Officer  and  President.   The
agreement,  effective as of July 1, 2007, provides for an initial term ending on
June 30, 2009 and is automatically  renewed for additional one-year terms unless either party  provides the other party with advance  notice of its intent not to renew.  Mr.  Maxwell is to receive a base  salary at the annual rate of $200,000 and  such  incentive  compensation  and  bonuses,  if any,  (i) as the  Board of
Directors in its absolute  discretion may  determine,  and (ii) to which the Mr.
Maxwell may become entitled pursuant to the terms of any incentive  compensation or bonus program, plan or agreement from time to time in effect in which he is a participant.

      On August 27, 2007, the Company entered into an employment  agreement with
William  Handley,  the Company's  Chief  Financial  Officer,  Vice President and
Treasurer.  The agreement is substantially  identical to Mr. Maxwell's agreement except that it provides for a base salary at the annual rate of $145,000.

      The foregoing  descriptions  of these  agreements are not complete and are qualified in their  entirety by  reference  to the full text of the  agreements, copies of which are filed herewith as Exhibits 10.2 and 10.3, respectively,  and are incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

      On August 27, 2007, the Company adopted an insider trading policy,  a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

      10.1              FIRSTPLUS  Financial Group,  Inc. Form of Director and
                        Officer Indemnification Agreement.

      10.2              Employment  Agreement  dated August 27,  2007,  by and
                        between  FIRSTPLUS  Financial  Group,  Inc.  and  John
                        Maxwell.

      10.3              Employment  Agreement  dated August 27,  2007,  by and
                        between  FIRSTPLUS  Financial Group,  Inc. and William
                        Handley.

      99.1              FIRSTPLUS   Financial  Group,   Inc.  Insider  Trading
                        Policy.

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                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

August 30, 2007

                                FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
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                                    Name:  John Maxwell
                                    Title: President and Chief Executive Officer

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